THE PILLAR FUNDS

                      Supplement dated July 31, 2001 to the
                        Prospectuses dated April 30, 2001

THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED JUNE 13, 2001 AND PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.

                           APPROVAL OF REORGANIZATION

At a meeting held on July 19, 2001, shareholders of The Pillar Funds approved the reorganization of The Pillar Funds with the Galaxy Family of Funds (the "Reorganization"). The Reorganization is expected to be completed in August 2001.

                       HALT ON FUND PURCHASES OR EXCHANGES
             FOR CLASS A AND CLASS I SHARES OF THE EQUITY INDEX FUND

Shareholders of the Equity Index Fund, as well as new customers, will not be able to purchase or exchange Class A or Class I shares of the Fund beginning July 27, 2001.

                       HALT ON FUND PURCHASES OR EXCHANGES
                               FOR CLASS B SHARES

Shareholders of all portfolios of The Pillar Funds, as well as new customers, will not be able to purchase or exchange Class B shares beginning July 31, 2001. This trading halt applies to shareholders and new customers of all portfolios of The Pillar Funds except the Equity Index Fund. Shareholders of the Equity Index Fund, as well as new customers, will not be able to purchase or exchange Class B shares of the Fund beginning July 27, 2001.

                               EQUITY INCOME FUND

Effective May 29, 2001, the Equity Income Fund is managed by J. Edward Klisiewicz, a Senior Vice President of the Fleet Investment Advisors Inc. (the "Advisor"). He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been with the Advisor and its predecessors since 1970.

                                 BALANCED FUND

Effective May 29, 2001, the Balanced Fund is managed by Donald Jones, a Vice President of the Advisor since 1991, and David Lindsay, CFA, a Senior Vice President of the Advisor since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones manages the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments. Mr. Jones has been with the Advisor and its predecessors since 1977. Mr. Lindsay manages the fixed income portion of the Fund. Mr. Lindsay has been with the Advisor and its predecessors since 1986.

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                                FIXED INCOME FUND
                  INTERMEDIATE TERM GOVERNMENT SECURITIES FUND

Effective May 29, 2001, the Fixed Income Fund and the Intermediate Government Securities Fund are managed by Marie M. Schofield, CFA, a Senior Vice President of the Advisor. She is primarily responsible for the day-to-day management of the each Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Advisor since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999.

                      NEW JERSEY MUNICIPAL SECURITIES FUND
                     PENNSYLVANIA MUNICIPAL SECURITIES FUND

Effective May 29, 2001, the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund are managed by the Advisor's Tax-Exempt Investment Policy Committee. The Committee is responsible for the day-to-day management of each Fund's investment portfolio.

                                  MID CAP FUND

Effective May 29, 2001, the Mid Cap Fund is managed by Theodore E. Ober and Eugene D. Takach. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ober, who has over 11 years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager with the Advisor and its affiliated organizations since 1987. Mr. Takach, who has over 30 years of experience in investment management, research analysis and securities trading, has been a portfolio manager with the Advisor and its affiliated organizations since 1971.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


PIL-SU-004-0100

                           Morgan, Lewis & Bockius LLP
                               1800 M Street N.W.
                             Washington, D.C. 20036

July 31, 2001




VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549



Re:  THE PILLAR FUNDS
     FILE NOS. 33-44712 AND 811-6509

Ladies and Gentlemen:

On behalf of The Pillar Funds (the "Fund"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated July 31, 2001 to the Fund's Prospectus dated April 30, 2001.

Please contact me at (202) 467-7585 if you have any questions regarding this filing.

Sincerely,


/s/ Prufesh R. Modhera
Prufesh R. Modhera